UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 13, 2006
INN OF THE MOUNTAIN GODS RESORT AND CASINO
(Exact Name of Registrant as Specified in Charter)

Not Applicable	333-113140	75-3158926
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

287 Carrizo Canyon Road
Mescalero, New Mexico		88340
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (505) 464-7777
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibit
SIGNATURES
INDEX TO EXHIBITS
EX-99.1
EX-99.2

Item 2.02. Results of Operations and Financial Condition.
     On December 13, 2006, The Inn of the Mountain Gods Resort and Casino (the “Company”) announced financial results for its second quarter ended October 31, 2006. A copy of the press release making this announcement is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The press release includes a copy of the Company’s Investor Information Summary for its quarter ended October 31, 2006 as well as a copy of the Company’s Quarterly Financial Statements for its quarter ended October 31, 2006.
     The information in this Item 2.02 of this Current Report on Form 8-K is being furnished pursuant to Item 7.01 —“Regulation FD Disclosure” of Form 8-K. Such information, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in any such filing.
Item 8.01. Other Events.
     The Company has amended Items 6, 7 and 15 of its Annual Report on Form 10-K for the year ended April 30, 2006 (the “2006 Annual Report”) by filing Amendment No. 1 to the 2006 Annual Report on Form 10-K/A (the “Form 10-K/A”) with the Securities and Exchange Commission on December 13, 2006. A copy of the press release announcing the filing of the Form 10-K/A is attached hereto as Exhibit 99.2 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits. The following is a complete list of exhibits filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.
99.1	Press Release issued by Inn of the Mountain Gods Resort and Casino, dated December 13, 2006, relating to second quarter results.

99.2	Press Release issued by Inn of the Mountain Gods Resort and Casino, dated December 13, 2006, relating to amendment of Form 10-K for the year ended April 30, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INN OF THE MOUNTAIN GODS RESORT AND CASINO

Dated: December 13, 2006	By:	/s/ Brian D. Parrish

Brian D. Parrish
Chief Executive Officer

INDEX TO EXHIBITS

Exhibit	Description
99.1	Press Release issued by Inn of the Mountain Gods Resort and Casino, dated December 13, 2006, relating to second quarter results.

99.2	Press Release issued by Inn of the Mountain Gods Resort and Casino, dated December 13, 2006, relating to amendment of Form 10-K for the year ended April 30, 2006.